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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): October 31, 1995


                           ANALYSIS & TECHNOLOGY, INC.
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             (Exact name of registrant as specified in its charter)



          Connecticut                     0-14161               95-2579365
-------------------------------       ----------------      -------------------
(State or other jurisdiction of       (Commission File         (IRS Employer
        incorporation)                    Number)           Identification No.)


                Route 2, P.O. Box 220, North Stonington, CT 06359
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (203) 599-3910


                                       N/A
     ----------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 2.  Disposition of Assets.


         Pursuant to General Instruction F to Form 8-K, the information requested by this Item is provided in the press release issued by the Company on October 31, 1995, incorporated by reference herein and included as Exhibit 20 to this Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         Exhibit No.           Document

          2                    Stock Purchase Agreement dated October 31, 1995

         20                    Press Release of the Company
                               dated October 31, 1995


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   ANALYSIS & TECHNOLOGY, INC.


Date: November 3, 1995                             By: /s/ David M. Nolf
                                                       -----------------
                                                       David M. Nolf
                                                       Executive Vice President

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                                  EXHIBIT INDEX





Exhibit No.                       Document

    2                      Stock Purchase Agreement
                           dated October 31, 1995

   20                      Press Release of Company
                           dated October 31, 1995